UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                     FORM 8-K



                                  CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  March 26, 1998




                       ELECTRONIC SYSTEMS TECHNOLOGY INC.
                           (A Washington Corporation)

                         Commission File no. 2-92949-S
                    IRS Employer Identification no. 91-1238077

                                415 N. Quay St. #4
                               Kennewick  WA  99336
                    (Address of principal executive offices)


        Registrant's telephone number, including area code:(509) 735-9092





























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ITEM 5.  OTHER EVENTS

On March 26, 1998, the Company issued a press release announcing summary financial performance for the three and twelve month periods ended December 31, 1997. This press release is incorporated by reference and attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS,
              AND EXHIBITS.

Exhibit 99.2   -  Press release issued March 26, 1998.
















































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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.


    /s/   T.L. KIRCHNER

By: T.L. Kirchner
President
Date: April 14, 1998